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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 30, 2002

                               BJ SERVICES COMPANY
             (Exact name of registrant as specified in its charter)

            Delaware                      001-10570              63-0084140
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
         incorporation)                                      Identification No.)

             5500 Northwest Central Drive
                    Houston, Texas                      77092
       (Address of principal executive offices)        (Zip Code)

       Registrant's telephone number, including area code: (713) 462-4239

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Item 5. Other Events

                   PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

     On May 31, 2002, BJ Services Company ("BJ Services") acquired OSCA, Inc. ("OSCA") for a total purchase price of $470.3 million (including transaction costs).

     On April 24, 2002, BJ Services sold $516.4 million of convertible senior notes (with gross proceeds of $408.3 million) in a private placement transaction to finance a substantial portion of the cost of the acquisition of OSCA.

     The following pro forma financial statement is based on the historical financial information of BJ Services and OSCA giving effect to the OSCA acquisition under the purchase method of accounting with certain adjustments described in the accompanying Notes to Pro Forma Financial Statement. Accordingly, the results of OSCA's operations are included in the historical consolidated financial statement of operations of BJ Services beginning June 1, 2002.

     The pro forma financial statement is derived from the historical consolidated financial statements of BJ Services and OSCA for the indicated periods which, in the case of OSCA, differs from the period used for presentation of its financial statements. In the case of OSCA, the statement of operations for the eight months ended May 31, 2002 was derived by combining the last three months from its fiscal year ended December 31, 2001(from OSCA's annual report on Form 10-K), the three months ended March 31, 2002 (from OSCA's quarterly report on Form 10-Q) and the two months ended May 31, 2002 (from OSCA's internal accounting records). OSCA's financial results for the month ended June 30, 2002 are included in the historical BJ Services consolidated results as the acquisition was effective as of May 31, 2002. The Pro Forma Statement of Operations was prepared as if the OSCA acquisition had occurred on October 1, 2001and does not include any estimate for loss of revenue from overlapping locations, any consolidation savings or the effect of any modifications in operations that might have occurred had BJ Services owned and operated the businesses during the periods presented except as described in the Notes to the Pro Forma Financial Statement.

     The pro forma financial statement should be read in conjunction with the Notes to the Pro Forma Financial Statement and with the consolidated financial statements and the related notes thereto of BJ Services for the year ended September 30, 2001 (from its September 30, 2001 annual report on Form 10-K) and the nine months ended June 30, 2002 (from its quarterly reports on Form 10-Q for the periods ended December 31, 2001, March 31, 2002 and June 30, 2002, respectively) and the consolidated financial statements of OSCA for the year ended December 31, 2001 and the three months ended March 31, 2002 and the related notes thereto. The pro forma financial statement has been prepared based upon assumptions deemed appropriate by management of BJ Services. This information is prepared for informational purposes only and is not necessarily indicative of the actual results that would have been achieved had the OSCA acquisition and related financing occurred on these dates, or of future results. For additional pro forma information with respect to the year ended September 30, 2001, please see BJ Services' Form 8-K/A filed on July 17, 2002.

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                  PRO FORMA STATEMENT OF OPERATIONS (UNAUDITED)


                                                   Historical                                   Pro Forma (1)
                                         -----------------------------                          -------------
                                           Nine Months    Eight Months                           Nine Months
                                              Ended          Ended                                  Ended
                                          June 30, 2002   May 31, 2002                          June 30, 2002
                                           BJ Services        Osca          Adjustments            Combined
                                         -------------    ------------      -----------         -------------
                                                         (in thousands, except per share data)

Revenue                                  $ 1,392,095       $    99,870                            $ 1,491,965
Operating Expenses:
   Cost of sales and services              1,086,062            85,818                              1,171,880
   Selling, general and administrative        96,092            16,381                                112,473
   Goodwill amortization                                           292                                    292
   Unusual charge - Litigation Verdict                          13,541                                 13,541
                                         -----------       -----------       -----------          -----------
      Total operating expenses             1,182,154           116,032              --              1,298,186
Operating Income (loss)                      209,941           (16,162)             --                193,779

Interest expense                              (5,005)             (805)      $    (6,496)(2)          (12,306)
Interest income                                1,724               183                                  1,907
Foreign currency gain (loss)                     183              (506)                                  (323)
Other income (expense) - net                  (2,898)             (361)                                (3,259)
                                         -----------       -----------       -----------          -----------
Income (loss) before income taxes            203,945           (17,651)           (6,496)             179,798
Income tax expense (credit)                   70,361            (5,994)           (2,274)(3)           62,093
                                         -----------       -----------       -----------          -----------
Net income (loss)                        $   133,584       $   (11,657)      $    (4,222)         $   117,705
                                         ===========       ===========       ===========          ===========
Earnings (loss) per share:
Basic                                    $      0.85                                              $      0.75
Diluted                                  $      0.83                                              $      0.73

   Weighted-average shares outstanding       157,056                                                  157,056
   Weighted-average shares outstanding
     Assuming dilution                       160,590                                                  160,590


             See Notes to Pro Forma Financial Statement (Unaudited)

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               NOTES TO PRO FORMA FINANCIAL STATEMENT (UNAUDITED)

                  (dollars in thousands, except per share data)

(1) The pro forma financial statement reflects the purchase of 100% of the outstanding shares of the outstanding shares of OSCA common stock at a price of $28.00 per share. In accordance with purchase accounting, the assets and liabilities of OSCA will be recorded on BJ Services' books at estimated fair market value with the remaining purchase price reflected as goodwill. Valuation and other studies that will be used to determine the fair market values of OSCA's assets and liabilities are not yet available. Accordingly, for purposes of these pro forma financial statements, the allocation of the purchase price has been made based on historical book value of OSCA. Such allocation of the purchase price is, therefore, preliminary and the final allocation may be substantially different.

     Upon completion of the valuation of assets purchased, certain finite lived tangible and/or intangible assets may be identified or revalued. For each $25 million of such assets, the annual amortization (assuming an average useful life of 10 years) would result in a reduction of net income of $1.6 million or $.01 per diluted share.

(2) On April 19, 2002, BJ Services sold senior convertible notes with a face value at maturity of $516.4 million for gross proceeds of $408.3 million. The effective interest rate on these borrowings is 1.625%, resulting in annual interest expense of $8.4 million. In addition to the interest expense, annual amortization of note issuance costs is $2.7 million. This pro forma adjustment reflects seven months of interest expense and amortization of note issuance costs covering the period from the beginning of the fiscal year until the issuance of the notes.

(3) Adjustment to reflect assumed tax rate of 35% for the tax effect of the pro forma adjustments.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     BJ SERVICES COMPANY

                                     By:   /s/ Margaret Barrett Shannon
                                        -------------------------------------
                                              Margaret Barrett Shannon
                                              Vice President -- General
                                              Counsel and Secretary

Date: September 17, 2002